                                                                   Series 1997-2
                                                                    EXHIBIT 99.1

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1997-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as
      Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:

     Date of the Certificate                                  January 10, 2000
     Monthly Period ending:                                  December 31, 1999
     Determination Date                                       January 10, 2000
     Distribution Date                                        January 18, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                           General
-----------------------------------------------------------------------------------------------------------------------------------
201  Amortization Period                                                                                        No         201
202  Early Amortization Period                                                                                  No         202
203  Class A Investor Amount paid in full                                                                       No         203
204  Class B Investor Amount paid in full                                                                       No         204
205  Collateral Indebtedness Amount paid in full                                                                No         205
206  Saks Incorporated is the Servicer                                                                         Yes         206

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                                                        Investor Amount
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          as of the end of
                                                                     as of the end of the prior             the relevant
                                                                           Monthly Period                  Monthly Period
                                                                     --------------------------           ----------------
207  Series 1997-2 Investor Amount                                   $              235,300,000   207(a)  $    235,300,000   207(b)
208    Class A Investor Amount                                       $              180,000,000   208(a)  $    180,000,000   208(b)
209    Class B Investor Amount                                       $               20,000,000   209(a)  $     20,000,000   209(b)
210    Collateral Indebtedness Amount                                $               21,000,000   210(a)  $     21,000,000   210(b)
211    Class D Investor Amount                                       $               14,300,000   211(a)  $     14,300,000   211(b)

212  Series 1997-2 Adjusted Investor Amount                          $              235,300,000   212(a)  $    235,300,000   212(b)
213    Class A Adjusted Investor Amount                              $              180,000,000   213(a)  $    180,000,000   213(b)
214     Principal Account Balance                                    $                        -   214(a)  $              -   214(b)
215    Class B Adjusted Investor Amount                              $               20,000,000   215(a)  $     20,000,000   215(b)

216    Class A Certificate Rate                                                                               6.50000%     216
217    Class B Certificate Rate                                                                               6.69000%     217
218    Collateral Indebtedness Interest Rate                                                                  7.06250%     218
219    Class D Certificate Rate                                                                               7.33750%     219
220  Weighted average interest rate for Series 1997-2                                                         6.61725%     220

                                                                                                        as of the end of
                                                                          for the relevant                the relevant
                                                                           Monthly Period                Monthly Period
                                                                          ----------------              ----------------
221  Series 1997-2 Investor Percentage with respect to Finance Charge          19.35%           221(a)        17.54%       221(b)
     Receivables
222    Class A                                                                 14.80%           222(a)        13.42%       222(b)
223    Class B                                                                  1.64%           223(a)         1.49%       223(b)
224    Collateral Indebtedness Amount                                           1.73%           224(a)         1.57%       224(b)
225    Class D                                                                  1.18%           225(a)         1.07%       225(b)

226  Series 1997-2 Investor Percentage with respect to Principal               19.35%           226(a)        17.54%       226(b)
     Receivables
227    Class A                                                                 14.80%           227(a)        13.42%       227(b)
228    Class B                                                                  1.64%           228(a)         1.49%       228(b)
229    Collateral Indebtedness Amount                                           1.73%           229(a)         1.57%       229(b)
230    Class D                                                                  1.18%           230(a)         1.07%       230(b)

231  Series 1997-2 Investor Percentage with respect to Allocable Amounts       19.35%           231(a)        17.54%       231(b)
232    Class A                                                                 14.80%           232(a)        13.42%       232(b)
233    Class B                                                                  1.64%           233(a)         1.49%       233(b)
234    Collateral Indebtedness Amount                                           1.73%           234(a)         1.57%       234(b)
235    Class D                                                                  1.18%           235(a)         1.07%       235(b)

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                                             Series 1997-2 Investor Distributions
----------------------------------------------------------------------------------------------------------------------------------
236  The sum of the daily allocations of collections of Principal                                       $              -   236
     Receivables for the relevant Monthly Period
237    Class A distribution of collections of Principal Receivables per                                 $              -   237
     $1,000 of original principal amount

                                                                     Page 1 of 5

                                                                   Series 1997-2

238    Class B distribution of collections of Principal Receivables per                                 $              -   238
     $1,000 of original principal amount
239    Collateral Indebtedness Amount distribution of collections of                                    $              -   239
     Principal Receivables per $1,000 of original principal amount
240    Class D distribution of collections of Principal Receivables per                                 $              -   240
     $1,000 of original principal amount
241    Class A distribution attributable to interest per $1,000 of                                      $           5.42   241
     original principal amount
242    Class B distribution attributable to interest per $1,000 of                                      $           5.58   242
     original principal amount
243    Collateral Indebtedness Amount distribution attributable to                                      $           6.67   243
     interest per $1,000 of original principal amount
244    Class D distribution attributable to interest per $1,000 of                                      $              -   244
     original principal amount
245  Monthly Servicing Fee for the next succeeding Distribution Date                                    $           1.67   245
     per $1,000 of original principal amount

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                                               Collections Allocated to Series 1997-2
----------------------------------------------------------------------------------------------------------------------------------
246  Series allocation of collections of Principal Receivables                                          $     55,537,711   246
247    Class A                                                                                          $     42,485,287   247
248    Class B                                                                                          $      4,720,587   248
249    Collateral Indebtedness Amount                                                                   $      4,956,617   249
250    Class D                                                                                          $      3,375,220   250

251  Series allocation of collections of Finance Charge Receivables                                     $      4,486,186   251
252    Class A                                                                                          $      3,431,847   252
253    Class B                                                                                          $        381,316   253
254    Collateral Indebtedness Amount                                                                   $        400,382   254
255    Class D                                                                                          $        272,641   255

     Available Funds
     ---------------
256    Class A Available Funds                                                                          $      3,431,847   256
257      The amount to be withdrawn from the Reserve Account to be included                             $              -   257
     in Class A Available funds
258      Principal Investment Proceeds to be included in Class A Available                              $              -   258
     Funds
259      The amount of investment earnings on amounts held in the Reserve                               $              -   259
     Account to be included in Class A Available funds

260    Class B Available Funds                                                                          $        381,316   260
261      The amount to be withdrawn from the Reserve Account to be included                             $              -   261
     in Class B Available funds
262      Principal Investment Proceeds to be included in Class B Available                              $              -   262
     Funds
263      The amount of investment earnings on amounts held in the Reserve                               $              -   263
     Account to be included in Class B Available funds

264  Collateral Available Funds                                                                         $        400,382   264

265  Class D Available Funds                                                                            $        272,641   265

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                                                      Application of Collections
----------------------------------------------------------------------------------------------------------------------------------

     Class A
     -------
266  Class A Monthly Interest for the related Distribution Date,                                        $        975,000   266
     plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
267  If Saks Incorporated is no longer the Servicer, an amount equal to                                 $              -   267
     Class A Servicing fee for the related Distribution Date
268  Class A Allocable Amount                                                                           $        468,652   268
269  An amount to be included in the Excess Spread                                                      $      1,988,195   269

     Class B
     -------
270  Class B Monthly Interest for the related Distribution Date,                                        $        111,500   270
     plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
271  If Saks Incorporated is no longer the Servicer, an amount equal to                                 $              -   271
     Class B Servicing fee for the related Distribution Date
272  An amount to be included in the Excess Spread                                                      $        269,816   272

                                                                     Page 2 of 5

                                                                   Series 1997-2


       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral                    $          -         273
       Servicing fee for the related Distribution Date
  274  An amount to be included in the Excess Spread                                                    $    400,382         274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D                       $          -         275
       Servicing fee for the related Distribution Date
  276  An amount to be included in the Excess Spread                                                    $    272,641         276

  277  Available Excess Spread                                                                          $  2,931,034         277
  278  Available Shared Excess Finance Charge Collections                                               $          -         278
  279  Total Cash Flow available for 1997-2 waterfall                                                   $  2,931,034         279

  280  Class A Required Amount is to be used to fund any deficiency in line266, line267                 $          -         280
       and line268
  281  The aggregate amount of Class A Investor Charge Offs which have not been                         $          -         281
       previously reimbursed

  282  Class B Required Amount to the extent attributable to line270, and line271                       $          -         282

  283  Class B Allocable Amount                                                                         $     52,072         283
  284  Any remaining portion of the Class B Required Amount                                             $          -         284
  285  An amount equal to any unreimbursed reductions of the Class B Investor
       Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated                       $          -         285
       Principal Collections; (iii) reallocations of the Class B Investor Amount to the
       Class A Investor Amount
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously due but not paid to the Collateral Indebtedness                      $    140,073         286
       Holder plus Collateral Additional Interest
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee                   $    368,333         287
       due for the relevant Monthly Period and not paid above
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due but not distributed to the Servicer for prior Monthly Periods                                $          -         288

  289  Collateral Allocable Amount                                                                      $     54,676         289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any,
       due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)                       $          -         290
       reallocations of the CIA to the Class A or Class B Investor Amount
  291  The excess, if any, of the Required Cash Collateral Amount over the Available                    $          -         291
       Collateral Amount
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D                      $     99,097         292
       Certificateholders plus Class D Additional Interest
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                     $     23,833         293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly                  $          -         294
       Periods
  295  Class D Allocable Amount                                                                         $     37,232         295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i)
       Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)                      $          -         296
       reallocations of the Class D Investor Amount to the Class A or Class B Investor
       Amount or CIA
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder                  $          -         297
       pursuant to the Loan Agreement
  298  Excess, if any, of the Required Reserve Account Amount over the amount on deposit                $          -         298
       in the Reserve Account
  299  Shared Excess Finance Charge Collections                                                         $  2,155,717         299

 ---------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
 ---------------------------------------------------------------------------------------------------------------------------------
  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                         $          -         300
  301    Available Principal Collections held in the Collection Account                                 $ 55,537,711         301
  302    Class A Accumulation Amount                                                                    $          -         302

  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)                         $          -         303
       (distributable only after payout of Class A)
  304    Available Principal Collections held in the Collection Account less portion of                 $ 55,537,711         304
       such Collections applied to Class A Monthly Principal
  305    Class B Accumulation Amount                                                                    $          -         305


                                                                   Series 1997-2

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307                 $          -         306
       and line#308)
  307    Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                                $ 55,537,711         307
  308    Enhancement Surplus                                                                            $          -         308

  309  Class D Monthly Principal                                                                        $          -         309
  310    Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A, Class B or collateral Monthly Principal                     $ 55,537,711         310

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                                                   Available Enhancement Amount
-----------------------------------------------------------------------------------------------------------------------------------

  311  Available Enhancement Amount                                                                     $ 35,300,000         311
  312    Amount on Deposit in the Cash Collateral Account                                               $          -         312

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
-----------------------------------------------------------------------------------------------------------------------------------

  313  Reallocated Principal Collections                                                                $          -         313
  314    Class D Principal Collections (to the extent needed to fund Required                           $          -         314
       Amounts)
  315    Collateral Principal Collections (to the extent needed to fund Required                        $          -         315
       Amounts)
  316    Class B Principal Collections (to the extent needed to fund Required                           $          -         316
       Amounts)

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                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 %                            Amount
                                                                            -----------                 ---------------
  317  Series 1997-2 Default Amount                                            19.35%        317(a)     $    612,632         317(b)
  318  Class A Investor Default Amount                                         14.80%        318(a)     $    468,652         318(b)
  319  Class B Investor Default Amount                                          1.64%        319(a)     $     52,072         319(b)
  320  Collateral Default Amount                                                1.73%        320(a)     $     54,676         320(b)
  321  Class D Investor Default Amount                                          1.18%        321(a)     $     37,232         321(b)

  322  Series 1997-2 Adjustment Amount                                                                  $          -         322
  323  Class A Adjustment Amount                                                                        $          -         323
  324  Class B Adjustment Amount                                                                        $          -         324
  325  Collateral Adjustment Amount                                                                     $          -         325
  326  Class D Adjustment Amount                                                                        $          -         326

  327  Series 1997-2 Allocable Amount                                                                   $    612,632         327
  328    Class A Allocable Amount                                                                       $    468,652         328
  329    Class B Allocable Amount                                                                       $     52,072         329
  330    Collateral Allocable Amount                                                                    $     54,676         330
  331    Class D Allocable Amount                                                                       $     37,232         331

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                                                         Required Amounts
-----------------------------------------------------------------------------------------------------------------------------------

  332  Class A Required Amount                                                                          $          -         332
  333    Class A Monthly Interest for current Distribution Date                                         $    975,000         333
  334    Class A Monthly Interest previously due but not paid                                           $          -         334
  335    Class A Additional Interest for prior Monthly Period or previously                             $          -         335
       due but not paid
  336    Class A Allocable Amount for current Distribution Date                                         $          -         336
  337    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                         $          -         337

  338  Class B Required Amount                                                                          $          -         338
  339    Class B Monthly Interest for current Distribution Date                                         $    111,500         339
  340    Class B Monthly Interest previously due but not paid                                           $          -         340
  341    Class B Additional Interest for prior Monthly Period or previously due                         $          -         341
       but not paid
  342    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                         $          -         342
  343    Excess of Class B Allocable Amount over funds available to make payments                       $          -         343

  344  Collateral Required Amount                                                                       $          -         344
  345    Collateral Monthly Interest for current Distribution Date                                      $    140,073         345
  346    Collateral Monthly Interest previously due but not paid                                        $          -         346
  347    Collateral Additional Interest for prior Monthly Period or previously                          $          -         347
       due but not paid

                                                                   Series 1997-2


  348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $          -         348
  349  Excess of Collateral Allocable Amount over funds available to make payments                      $          -         349

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                                                   Reduction of Investor Amounts
 ----------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  350  Class A Investor Amount reduction                                                                $          -         350
  351    Class A Investor Charge Off                                                                    $          -         351
  352    Reductions of the Class A Investor Amount                                                      $          -         352

       Class B
       -------
  353  Class B Investor Amount reduction                                                                $          -         353
  354    Class B Investor Charge Off                                                                    $          -         354
  355    Reductions of the Class B Investor Amount                                                      $          -         355
  356    Reallocated Principal Collections applied to Class A                                           $          -         356

       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                         $          -         357
  358    Collateral Indebtedness Amount Charge Off                                                      $          -         358
  359    Reductions of the Collateral Indebtedness Amount                                               $          -         359
  360    Reallocated Principal Collections applied to Class B                                           $          -         360

       Class D
       -------
  361  Class D Investor Amount reduction                                                                $          -         361
  362    Class D Investor Charge Off                                                                    $          -         362
  363    Reductions of the Class D Investor Amount                                                      $          -         363
  364    Reallocated Principal Collections applied to Collateral                                        $          -         364
       Indebtedness Amount

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                                                           Servicing Fee
 ---------------------------------------------------------------------------------------------------------------------------------

  365  Series 1997-2 Servicing Fee                                                                      $    392,167         365
  366    Class A Servicing Fee                                                                          $    300,000         366
  367    Class B Servicing Fee                                                                          $     33,333         367
  368    Collateral Servicing Fee                                                                       $     35,000         368
  369    Class D Servicing Fee                                                                          $     23,833         369
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                                                          Reserve Account
 ---------------------------------------------------------------------------------------------------------------------------------

  370  Required Reserve Account Amount (if applicable)                                                        N/A            370
  371  Reserve Account Reinvestment Rate (if applicable)                                                      N/A            371
  372  Reserve Account balance                                                                          $          -         372

  373  Accumulation Period Length                                                                          12 months         373


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of January, 2000.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
          --------------------------------
       Name:  Scott A. Honnold
       Title: Vice President and Treasurer